Dennis G. Newkirk
                                                                  (281) 423-3332


                                                                    EXHIBIT 99.1





FOR IMMEDIATE RELEASE



           NL INDUSTRIES, INC. ANNOUNCES FOURTH QUARTER DIVIDEND



HOUSTON, TEXAS -- October 21, 1998 -- NL Industries, Inc. (NYSE:NL) announced that its Board of Directors has declared a regular quarterly dividend of three cents per share on its common stock, payable December 30, 1998 to shareholders of record December 16, 1998.

NL Industries, Inc. is a major international producer of titanium dioxide pigments.


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